================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 3, 2001



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       1-11047                       22-2870438
(State or other juris-            (Commission                (I.R.S. Employer ID
 diction of incorpor-             File Number)                      Number)
      tion)


                                  Olsen Centre
                   2100 Meridian Park Blvd., Concord, CA 94520
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 417-8812 not applicable
          (Former name or former address, if changed since last report)


================================================================================

Sparta Surgical Corporation

Form 8-K


ITEM 5 - OTHER EVENTS
---------------------

     On June 14, 2001, a dispute had arisen between the Company with the new building owner Delta Properties ("Delta") over the compliance of the lease agreement. On July 2, 2001 the Company and Delta reached a settlement agreement and therefore, the compliance issue has been resolved and the default is cured under the lease agreement


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SPARTA SURGICAL CORPORATION
Date:  July 3, 2001
                                      By  /s/     Thomas F. Reiner
                                      ---------------------------------------
                                      Thomas F. Reiner,
                                      Chairman of the Board,
                                      President and Chief Executive Officer